SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [   X]
Filed by a Party other than the Registrant [[X]]

Check the appropriate box:

[   X]   Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[[X]]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                                  WesMark Funds
                (Name of Registrant as Specified In Its Charter)
                               Federated Investors
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1. Title of each class of securities to which transaction applies:

         2. Aggregate number of securities to which transaction applies:

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4. Proposed maximum aggregate value of transaction:

         5. Total fee paid:

[   ]    Fee paid previously with preliminary proxy materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
                  ------------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:
                  ------------------------------------------------------------

         3)       Filing Party:
                  ------------------------------------------------------------

         4)       Date Filed:
                  ------------------------------------------------------------

2



                            PRELIMINARY [DEFINITIVE]


                                  WESMARK FUNDS

                              WesMark Balanced Fund
                                WesMark Bond Fund
                               WesMark Growth Fund
                    WesMark West Virginia Municipal Bond Fund


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD december 17, 1999


         A special meeting of shareholders of WesMark Funds (the "Trust"), which presently consists of four portfolios or series, WesMark Balanced Fund (the "Balanced Fund"), WesMark Bond Fund (the "Bond Fund"), WesMark Growth Fund (the "Growth Fund") and WesMark West Virginia Municipal Bond Fund (the "West Virginia Fund") (individually a "Fund," and collectively the "Funds") will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000 [7010], at 2:00 p.m. (Eastern time), on December 17, 1999 to consider proposals:

                     (1)   To elect five Trustees.

                     (2) To make changes to the Funds' fundamental investment policies:

                           (a) To amend the Funds' fundamental investment policies regarding borrowing money and issuing senior securities;

                           (b) To amend the Funds' fundamental investment policies regarding investments in real estate;

                           (c) To amend the Funds' fundamental investment policies regarding investments in commodities;

                           (d) To amend the Funds' fundamental investment policies regarding underwriting securities;

                           (e) To amend the Funds' fundamental investment policies regarding lending by the Funds;

                           (f) To amend the Funds' fundamental investment policies regarding concentration of the Funds' investments in the securities of companies in the same industry; and

                           (g) To amend, and to make non-fundamental, the Funds' fundamental investment policies regarding buying securities on margin.

                     (3) To eliminate the Funds' fundamental investment policies on selling securities short.

                           To transact such other business as may properly come before the meeting or any adjournment thereof.


     The Board of Trustees has fixed October 22 [27], 1999 as the record date for determination of ==== shareholders entitled to vote at the meeting.



                                             By Order of the Board of Trustees,



                                               John W. McGonigle
                                               Secretary


November 12 [17], 1999


YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

3




                                TABLE OF CONTENTS

About the Proxy Solicitation and the Meeting.............................. [4]

Election of Five Trustees................................................. [5]

About the Election of Trustees............................................ [5]

Trustees Standing for Election............................................ [6]

Nominee Not Presently Serving as a Trustee................................ [7]

Approval of Changes to the Funds' Fundamental Investment
     Policies............................................................. [7]

Approval of the Elimination of the Funds' Fundamental Investment
     Policies Regarding Selling Securities Short..........................[14]

Information About the Trust...............................................[14]

Proxies, Quorum and Voting at the Meeting.................................[14]

Share Ownership of the Trustees...........................................[15]

Trustee Compensation......................................................[16]

Officers and Incumbent Trustees of the Trust..............................[17]

Other Matters and Discretion of Attorneys Named in the Proxy.............. [21

5



                                                         4
                             DEFINITIVE] PRELIMINARY

                                 PROXY STATEMENT


                                  WESMARK FUNDS

                              WesMark Balanced Fund
                                WesMark Bond Fund
                               WesMark Growth Fund
                    WesMark West Virginia Municipal Bond Fund

                              5800 Corporate Drive
                        Pittsburgh, PA 15237-7000 [7010]


About the Proxy Solicitation and the Meeting

         The enclosed proxy is solicited on behalf of the Board of Trustees of the Trust (the "Board" or "Trustees"), which presently consists of four portfolios or series, WesMark Balanced Fund (the "Balanced Fund"), WesMark Bond Fund (the "Bond Fund"), WesMark Growth Fund (the "Growth Fund") and WesMark West Virginia Municipal Bond Fund (the "West Virginia Fund") (individually a "Fund," and collectively the "Funds"). The proxies will be voted at the special meeting of shareholders of the Trust to be held on December 17, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000 [7010], at 2:00 p.m. (such special meeting and any adjournment or postponement thereof are referred to as the "Meeting").

         The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Trust. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Trust or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as shareholders submitting proxies in written form. The Trust may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

         The Board has reviewed the proposed changes recommended in the investment policies of the Funds and approved them, subject to shareholder approval. The purposes of the Meeting are set forth in the accompanying Notice. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Meeting. Should other business properly be brought before the Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Proxy Statement and the enclosed proxy card are expected to be mailed on or about November 12 [17], 1999, to shareholders of record at the close of business on October 22 [27], 1999 (the "Record Date").

         On the Record Date, the Funds had the following number of outstanding shares of beneficial interest:

         Balanced Fund:                   _______________[6,888,880] shares
         Bond Fund:                     _______________[13,183,723] shares
         Growth Fund:                   _______________[11,437,514] shares
         West Virginia Fund:              _______________[6,595,847] shares

         The Funds' annual reports, which include audited financial statements for the fiscal year ended January 31, 1999, were previously mailed to shareholders. The Funds' semi-annual reports, which contain unaudited financial statements for the period ended July 31, 1999, were also previously mailed to shareholders. The Trust will promptly provide, without charge and upon request, to each person to whom this Proxy Statement is delivered, a copy of a Fund's annual report and/or semi-annual report. Requests for an annual report or semi-annual report for a Fund may be made by writing to the Trust's principal executive offices or by calling the Trust. The Trust's principal executive offices are located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000 [7010]. The Trust's toll-free telephone number is 1-800-341-7400 [368-3369].

                     PROPOSAL #1: ELECTION OF FIVE TRUSTEES

     The persons named as proxies intend to vote in favor of the election of Nicholas P. Constantakis, John F. Cunningham, J. Christopher Donahue, Charles F. Mansfield, Jr. and John S. Walsh (collectively, the "Nominees") as Trustees of the Trust. Messrs. Constantakis, Cunninghan, Mansfield and Walsh are presently serving as Trustees. If elected by shareholders, Mr. Donahue is expected to assume his responsibilities as a Trustee effective January 1, 2000. Please see "About the Election of Trustees" below for current information about the Nominees, and "Officers and Incumbent Trustees of the Trust" in this Proxy
Statement for current information about the incumbent Trustees who have previously been elected by shareholders. It is currently anticipated that each of the incumbent Trustees will continue to serve as Trustees [a Trustee] following the Meeting.

     Mr. Constantakis was appointed a Trustee on February 23, 1998, to fill a vacancy created by the decision to expand the size of the Board. Messrs. Cunningham, Mansfield and Walsh were appointed Trustees on January 1, 1999, also to fill vacancies resulting from the decision to expand the size of the Board. Mr. Donahue is being proposed for election to the Board due to the desire to expand the size of the Board.

         All Nominees have consented to serve if elected. If elected, the Trustees will hold office without limit in time until death, resignation, retirement, or removal or until the next meeting of shareholders to elect Trustees and the election and qualification of their successors. Election of a Trustee is by a plurality vote, which means that the five individuals receiving the greatest number of votes at the Meeting will be deemed to be elected.

         If any Nominee for election as a Trustee named above shall by reason of death or for any other reason become unavailable as a candidate at the Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate by the proxies named on the proxy card, or their substitutes, present and acting at the Meeting. Any such substitute candidate for election as a Trustee who is an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust shall be nominated by the Executive Committee. The selection of any substitute candidate for election as a Trustee who is not an "interested person" shall be made by a majority of the Trustees who are not "interested persons" of the Trust. The Board has no reason to believe that any Nominee will become unavailable for election as a Trustee.

                      THE BOARD OF TRUSTEES RECOMMENDS THAT
             SHAREHOLDERS VOTE TO ELECT AS TRUSTEES THE NOMINEES FOR
                 ELECTION TO THE BOARD OF TRUSTEES OF THE TRUST


About the Election of Trustees

         The Declaration of Trust provides that Trustees will continue in office until their respective successors are elected, and therefore, when elected, Trustees will hold office during the lifetime of the Trust, except that: (a) any Trustee may resign; (b) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any special meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Trust. In case a vacancy shall exist for any reason, the remaining Trustees will fill such vacancy by appointment of another Trustee. The Trustees will not fill any vacancy by appointment if, immediately after filling such vacancy, less than two-thirds of the Trustees then holding office would have been elected by the shareholders. If, at any time, less than a majority of the Trustees holding office have been elected by the shareholders, the Trustees then in office will call a shareholders' meeting for the purpose of electing Trustees to fill vacancies. Otherwise, there will normally be no meeting of shareholders called for the purpose of electing Trustees.

         Set forth below is a listing of: (i) the Trustees standing for election, and (ii) the Nominee standing for election who is not presently serving as a Trustee, along with their addresses, birth dates, present positions with the Trust, and principal occupations during the past five years:

Trustees Standing for Election

Nicholas P. Constantakis
175 Woodshire Drive
Pittsburgh, PA

Birth date:  September 3, 1939

Trustee

Director or Trustee of the Federated Fund Complex; formerly, Partner, Andersen Worldwide SC.

John F. Cunningham
353 El Brillo Way
Palm Beach, FL

Birth date:  March 5, 1943

Trustee

     Director or Trustee of some of the Funds in the Federated Fund Complex; Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College; Director, Iperia Corp. (communications/software); formerly, Director, Redgate Communications and EMC Corporation (computer storage systems). Previous
Positions: Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Charles F. Mansfield, Jr.
80 South Road
Westhampton Beach, NY

Birth date:  April 10, 1945

Trustee

Director or Trustee of some of the Funds in the Federated Fund Complex; Management Consultant. Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, Marine Midland Bank; Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.


John S. Walsh
2007 Sherwood Drive
Valparaiso, IN

Birth date:  November 28, 1957

Trustee

Director or Trustee of some of the Funds in the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.; Director, Walsh & Kelly, Inc. (heavy highway contractor); formerly, Vice President, Walsh & Kelly, Inc.

Nominee Not Presently Serving as a Trustee

J. Christopher Donahue
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA

Birth date: April 11, 1949

Executive Vice President

President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; President and Trustee, Federated Investment Management Company; President and Trustee, Federated Investment Counseling; President and Director, Federated Global Investment Management Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Trust.


                        APPROVAL OF CHANGES TO THE FUNDS'
                         FUNDAMENTAL INVESTMENT POLICIES

Introduction to Proposals #2(a) to #2(g) and #3.

         The 1940 Act (which was adopted to protect mutual fund shareholders) requires investment companies such as the Funds to adopt certain specific investment policies or restrictions that can be changed only by shareholder vote. An investment company may also elect to designate other policies or restrictions that may be changed only by shareholder vote. Both types of policies and restrictions are often referred to as "fundamental policies." These policies and restrictions limit the investment activities of the Funds' investment adviser.

         After the Trust was formed in 1996, legal and regulatory requirements applicable to mutual funds changed. For example, certain restrictions imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA") and no longer apply. As a result, the Funds are subject to fundamental policies that are no longer required to be fundamental, and to other policies that are no longer required at all. Accordingly, the Trustees have authorized the submission to the Funds' shareholders for their approval, and recommend that shareholders approve, the amendment, reclassification and/or elimination of certain of the Funds' fundamental policies.

         The proposed amendments would:

          (i) simplify, modernize and standardize the fundamental policies that are required to be stated under the 1940 Act;

         (ii) reclassify as operating policies those fundamental policies that are not required to be fundamental under the 1940 Act; and

         (iii) eliminate those fundamental policies that are no longer required by the securities laws of the various states.

         By reducing the number of policies that can be changed only by shareholder vote, the Trustees believe that the Funds would be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. The Trustees also believe that the investment adviser's ability to manage the Funds' assets in a changing investment environment will be enhanced and that investment management opportunities will be increased by these changes. The chart that follows briefly describes the differences between fundamental policies and non-fundamental policies.



                                    Fundamental Policies                        Non-Fundamental Policies
                                    --------------------------------------      ---------------------------------------

Who must approve changes in the     Board of Trustees and shareholders          Board of Trustees
policies?

How quickly can a change in the     Fairly slowly, since a vote of              Fairly quickly, because the change
policies be made?                   shareholders is required                    can be accomplished by action of the
                                                                                Board of Trustees

What is the relative cost to        Costly to change because a                  Less costly to change because a
change a policy?                    shareholder vote requires holding a         change can be accomplished by action
                                    meeting of shareholders                     of the Board of Trustees

         The recommended changes are specified below. Each Proposal will be voted on separately by shareholders of each Fund, and the approval of each Proposal by each Fund will require the approval of a majority of the outstanding voting shares of the Fund as defined in the 1940 Act. (See "Proxies, Quorum and Voting at the Meeting" below.)

Description of Proposed Changes

         The proposed standardized fundamental investment policies cover those areas for which the 1940 Act requires the Funds to have a fundamental restriction. They satisfy current regulatory requirements and are written to provide flexibility to respond to future legal, regulatory, market or technical changes. The proposed standardized changes will not affect the Funds' investment objectives. Although the proposed changes in fundamental policies will allow the Funds greater flexibility to respond to future investment opportunities, the Board of Trustees of the Trust does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with investments in the Funds. Nor does the Board of Trustees anticipate that the proposed changes in fundamental investment policies will, individually or in the aggregate, change materially the manner in which the Funds are managed.

         The following is the text and a summary description of the proposed changes to the Funds' fundamental policies and restrictions. Any non-fundamental policy may be modified or eliminated by the Trustees at any future date without any further approval of shareholders. Shareholders should note that certain of the fundamental policies that are treated separately below currently are combined within a single existing fundamental policy.

         Presently, if a Fund adheres to a fundamental or non-fundamental percentage restriction at the time of an investment or transaction, a later increase or decrease in the percentage resulting from a change in the value of the Fund's portfolio securities or the amount of its total assets does not create a violation of the policy. This policy will continue to apply for any of the proposed changes that are approved.

PROPOSAL  #2:  APPROVAL  OF  AMENDMENTS  TO THE  FUNDS'  FUNDAMENTAL  INVESTMENT
POLICIES

       PROPOSAL #2(a): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES
             REGARDING BORROWING MONEY AND ISSUING SENIOR SECURITIES

         The 1940 Act requires the Funds to have a fundamental investment policy defining their ability to borrow money or issue senior securities. In general, limitations on borrowing are designed to protect shareholders and their investments by restricting a fund's ability to subject its assets to any claims of creditors or senior security holders who would be entitled to dividends or rights on liquidation of the fund prior to the rights of shareholders.

         Shareholders of the Funds are being asked to approve a new standardized fundamental policy for borrowing and the issuance of senior securities designed to reflect all current regulatory requirements. The Funds' current policies state:

         "The Fund will not issue senior securities, except that the Fund may borrow money in amounts up to one-third of the value of its total assets, including the amount borrowed. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding. During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements."

Senior Securities-Generally. A "senior security" is an obligation of an investment company with respect to its earnings or assets that takes precedence over the claims of the fund's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits a fund from issuing senior securities, in order to limit the use of leverage. In general, an investment company uses leverage when it borrows money to enter into securities transactions, or acquires an asset without being required to make payment until a later time.

         The interpretations of the staff of the U.S. Securities and Exchange Commission (the "SEC" or the "Commission") allow a fund to engage in a number of types of transactions which might otherwise be considered to create "senior securities" or "leverage," so long as the fund meets certain collateral requirements designed to protect shareholders. For example, some transactions that may create senior security concerns include short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). When engaging in such transactions, the fund must set aside money or securities to meet the SEC staff's collateralization requirements. This procedure effectively eliminates the fund's ability to engage in leverage for these types of transactions.

Borrowing-Generally. Under the 1940 Act, an investment company is permitted to borrow up to 5% of its total assets for temporary purposes. A fund may borrow only from banks. If borrowings exceed 5%, the fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the fund's other assets. The effect of this provision is to allow the fund to borrow from banks in amounts up to one-third (33 1/3%) of its total assets (including the amount borrowed). Investment companies typically borrow money to meet redemptions in order to avoid a forced, unplanned sale of portfolio securities. This technique allows the fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations. The costs of borrowing, however, can also reduce the fund's total return.

         The borrowing restrictions of the Funds permit borrowing only as a temporary measure for extraordinary purposes, and restrict additional investment by the Funds while borrowings in excess of 5% of the Funds' total assets are outstanding. The Funds' policies also limit the types of securities that may be purchased while any reverse repurchase agreements are outstanding. The proposed investment policy would provide greater flexibility to the Funds, and would permit the Funds to borrow money, directly or indirectly (such as through reverse repurchase agreements, as presently), and issue senior securities within the limits established under the 1940 Act or under any rule or regulation of the Commission, or any SEC staff interpretation thereof. If the new policy is approved by shareholders, the Funds do not anticipate changing their current practices relating to borrowing money and issuing senior securities. As a matter of operating policy, the Funds do not intend to engage in leveraging.

         Upon shareholder approval, the fundamental investment policy governing borrowing money and issuing senior securities by each Fund will state:

         "The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

PROPOSAL #2(b): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES REGARDING INVESTMENTS IN REAL ESTATE

         Under the 1940 Act, the Funds' policies concerning investments in real estate must be fundamental. The Funds currently have fundamental investment policies prohibiting the purchase or sale of real estate. The current policies, however, allow the Funds to invest in municipal bonds that are secured by real estate, and state:

         "The Fund will not buy or sell real estate, although it may invest in municipal bonds secured by real estate or interests in real estate."

         The proposed fundamental investment policy will not permit the Funds to purchase real estate directly, but will permit the purchase of securities whose payments of interest or principal are secured by mortgages or other rights to real estate in the event of default. The investment policy will also enable the Funds to invest in companies within the real estate industry, provided such investments are consistent with the Funds' investment objectives and policies. If the new policy is approved by shareholders, the Funds do not presently anticipate changing their current practices relating to investing in real estate.

         Upon shareholder approval, the fundamental investment policy governing investments in real estate by each Fund will state:

         "The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

       PROPOSAL #2(c): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES
                      REGARDING INVESTMENTS IN COMMODITIES

         Under the 1940 Act, the Funds' policies concerning investments in commodities must be fundamental. The Funds are currently subject to fundamental restrictions prohibiting the purchase or sale of commodities and[,] which provide:

         "The Fund will not purchase or sell commodities. However, the Fund may purchase put and call options on portfolio securities and on financial futures contracts. In addition, the Fund reserves the right to hedge the portfolio by entering into financial futures contracts to sell puts and calls on financial futures contracts."

         Historically, the most common types of commodities have been physical commodities such as wheat, cotton, rice and corn. However, under federal law, futures contracts are considered to be commodities and, therefore, financial futures contracts, such as futures contracts related to currencies, stock indices or interest rates are considered to be commodities. Financial futures contracts enable an investment company to buy (or sell) the right to receive the cash difference between the contract price for an underlying asset or index and the future market price, if the market price is higher. If the future price is lower, the investment company is obligated to pay (or, if the investment company sold the contract, the investment company receives) the amount of the decrease. Investment companies often desire to invest in financial futures contracts and options related to such contracts for hedging or other investment reasons.

         The proposed policy would provide appropriate flexibility for the Funds to invest in financial futures contracts and related options. As proposed, the policy is broad enough to permit investment in financial futures instruments for either investment or hedging purposes. Using financial futures instruments can involve substantial risks, and would be utilized only if the Funds' investment adviser determined that such investments are advisable and such practices were disclosed in the Funds' prospectuses or statements of additional information. Gains or losses on investments in financial futures instruments depend on the direction of securities prices, interest rates and other economic factors, and losses from engaging in these types of transactions are potentially unlimited. At the present time, the Funds do not intend to engage in these activities beyond what is disclosed in the Funds' current prospectuses. As a matter of non-fundamental operating policy, for purposes of the proposed policy, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

         Upon shareholder approval, the fundamental investment policy for each Fund governing investments in commodities will state:

         "The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

           PROPOSAL #2(d): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT
                   POLICIES REGARDING UNDERWRITING SECURITIES

         Under the 1940 Act, the Funds' policies relating to underwriting are required to be fundamental. Each Fund currently is subject to a fundamental investment policy prohibiting it from acting as an underwriter of the securities of other issuers, and states:

         "The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations."

         A person or company generally is considered an underwriter under the federal securities laws if it participates in the public distribution of securities of other issuers, usually by purchasing the securities from the issuer and re-selling the securities to the public. From time to time, a mutual fund may purchase a security for investment purposes which it later sells or redistributes to institutional investors or others under circumstances where the fund could possibly be considered to be an underwriter under the technical definition of underwriter contained in the securities laws.

         Upon shareholder approval, the fundamental investment policy concerning underwriting for each Fund will state:

         "The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933."

         This does not constitute a substantive change in the Funds' policies. Rather, it reflects a restatement, and is submitted to shareholders to comply with the 1940 Act's requirements.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

       PROPOSAL #2(e): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES
                         REGARDING LENDING BY THE FUNDS

         Under the 1940 Act, the Funds' policies concerning lending must be fundamental. The Funds currently are subject to fundamental investment restrictions limiting their ability to make loans which [that] state:

         All Funds except the West Virginia Fund:
         "The Fund will not lend any of its assets except portfolio securities up to one-third of the value of its total assets. The Fund may, however, acquire publicly or non-publicly issued debt securities or enter into repurchase agreements in accordance with its investment objective, policies, and limitations or the Declaration of Trust."

         West Virginia Fund:
         "The Fund will not lend any of its assets, except portfolio securities up to one-third of the value of its total assets. The Fund may, however, acquire publicly or non-publicly issued municipal bonds or temporary investments or enter into repurchase agreements in accordance with its investment objective, policies, and limitations or the Declaration of Trust."

         In order to ensure that each Fund may invest in certain debt securities or repurchase agreements, which could technically be characterized as the making of loans, the Funds' current fundamental restrictions specifically permit such investments. In addition, the Funds' fundamental [investment] policies permit the Funds to lend their portfolio securities. Securities lending is a practice that has become common in the mutual fund industry and involves the temporary loan of portfolio securities to parties who use the securities for the settlement of securities transactions. The collateral delivered to a Fund in connection with such a transaction is then invested to provide the Fund with additional income it might not otherwise have.

         Securities lending involves certain risks if the borrower fails to return the securities. However, management believes that with appropriate controls, such as 100% or greater collateralization of the loan and regular monitoring of the creditworthiness of the counterparty, the ability to engage in securities lending does not materially increase the risks to the Funds. In addition, securities on loan cannot generally be sold until the term of the loan is over.

         Upon approval of the Funds' shareholders, the current fundamental investment policy governing the lending of assets for each Fund will be replaced by the following fundamental policy, which states:

         "The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL #2(f): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES REGARDING CONCENTRATION OF THE FUNDS' INVESTMENTS IN THE SECURITIES OF COMPANIES IN THE SAME INDUSTRY

         Under the 1940 Act, the Funds' policies relating to the concentration of their investments in securities of companies in a single industry must be fundamental. The SEC staff considers a mutual fund to "concentrate" its investments if 25% or more of its total assets are invested in a particular industry (not counting U.S. government securities, bank instruments issued by domestic banks and municipal securities).

         The Funds currently have a fundamental investment policy prohibiting them from concentrating their investments in a single industry:

         All Funds except the West Virginia Fund:
         "The Fund will not purchase securities if, as a result of such purchase, 25% or more of its total assets would be invested in any one industry. However, the Fund may invest as temporary investments more than 25% of the value of its assets in cash or cash items, securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements."

         West Virginia Fund:
         "The Fund will not purchase securities if, as a result of such purchase, 25% or more of its total assets would be invested in any one industry or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects. However, the Fund may invest as temporary investments more than 25% of the value of its assets in cash or cash items, securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements."

         Upon the approval by the Funds' shareholders, the fundamental investment policy governing concentration for each Fund will provide:

         "The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limitation tests so long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund's total assets in any one industry will constitute `concentration.'"

         The Trust's Board has also approved related non-fundamental policies for each Fund, which will be adopted if the new fundamental policy is approved by shareholders. The policies provide that in applying the concentration restriction: (1) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (2) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (3) asset-backed securities will be classified according to the underlying assets securing such securities.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL  #2(g):  TO  AMEND,  AND  TO  MAKE  NON-FUNDAMENTAL,   THE  FUNDS'
FUNDAMENTAL INVESTMENT POLICIES REGARDING BUYING SECURITIES ON MARGIN

         The Funds are not required to have a fundamental investment restriction on margin transactions. Accordingly, it is proposed that the Funds' existing fundamental policies be replaced with non-fundamental restrictions. The Funds' current policies provide:

         "The Fund will not purchase any securities on margin, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin."

         The proposed non-fundamental policy makes some changes in wording from the existing fundamental restrictions, but does not result in a material change to the Funds' current practices with regard to these types of transactions. Upon the approval of the elimination of the existing fundamental policies on engaging in margin transactions, the Funds would become subject to the following non-fundamental policy:

         "The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments."

This does not constitute a substantive change in the Funds' policies. Rather, it reflects a restatement, and is submitted to shareholders to comply with the 1940 Act's requirements.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL #3: ELIMINATION OF THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES REGARDING SELLING SECURITIES SHORT

          The Board has determined that the Funds' current fundamental investment policies pertaining to selling securities short are unnecessary and should be removed. Until NSMIA was adopted in 1996, the securities laws of several states required every investment company which intended to sell its shares in those states to adopt policies governing a variety of operational issues, including a policy on short sales of securities. As a consequence of those restrictions, the Funds adopted the investment policies described below and agreed that the policies would be changed only upon the approval of shareholders. Since these prohibitions are no longer required under current law, the management of the Funds has recommended, and the Board has determined, that the policies prohibiting short sales of securities should be removed. Notwithstanding the elimination of these fundamental restrictions, the Funds expect to continue not to engage in short sales of securities, except to the extent that the Funds contemporaneously own or have the right to acquire, at no additional cost, securities identical to, or convertible into or exchangeable for, those sold short.

         Upon the approval by shareholders of this Proposal #3, the following fundamental investment restriction prohibiting the short selling of securities by the Funds will be eliminated: "the Fund will not sell any securities short." The approval of this Proposal by each Fund will require the approval of a majority of the outstanding voting shares of the Fund as defined in the 1940 Act. (See "Proxies, Quorum and Voting at the Meeting," below.)

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

                           INFORMATION ABOUT THE TRUST

Proxies, Quorum and Voting at the Meeting

         Only shareholders of record on the Record Date will be entitled to vote at the Meeting. Each share of the Trust is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. Under both the Investment Company Act of 1940 and the Declaration of Trust, the favorable vote of a "majority of the outstanding voting shares" of the Trust or a Fund means:
(a) the holders of 67% or more of the outstanding voting securities present at the Meeting, if the holders of 50% or more of the outstanding voting securities of the Trust or the Fund are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities, whichever is less. The favorable vote of a majority of the outstanding voting shares of each Fund is required to approve each of the Proposals [Proposal] for each Fund, except the election of the Trustees. Trustees are elected by a plurality vote.

         Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in the attached Notice.

         In order to hold the Meeting, a "quorum" of shareholders must be present. Holders of one-third of the shares of the Trust entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the election of Trustees. Holders of one-half of the shares of each Fund entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the other proposals [Proposals].

         For purposes of determining a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of some of the proposals.

         If a quorum is not present, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies with respect to such proposal(s). All such adjournments will require the affirmative vote of a plurality of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote AGAINST any such adjournment those proxies which they are required to vote against the proposal and will vote in FAVOR of the adjournment other proxies which they are authorized to vote. A shareholder vote may be taken on other proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

         As referred to in this Proxy Statement, the "Federated Fund Complex," "The Funds" or "Funds" include the following investment companies: Cash Trust Series, Inc.; Cash Trust Series II; CCB Funds; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities
Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; Fixed Income Securities, Inc.; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Edward D. Jones & Co. Daily Passport Cash Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Regions Funds; RIGGS [Riggs] Funds; Tax-Free Instruments Trust; The Planters Funds; WesMark Funds; WCT Funds; and World Investment Series, Inc.


Share Ownership of the Trustees
Officers and Trustees of the Trust own less than 1% of each Fund's outstanding shares.

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the Balanced
Fund: [To be inserted] [Dolling & Co., Wheeling, WV, owned approximately 6,730,816 Shares (97.7%).]

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the Bond
Fund: [To be inserted] [Dolling & Co., Wheeling, WV, owned approximately 12,130,465 Shares (92.01%); and Saxon and Co., Philadelphia, PA, owned approximately 901,582 Shares
(6.84%).]

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the Growth
Fund: [To be inserted] [Dolling & Co., Wheeling, WV, owned approximately 10,863,668 Shares (94.98%).]

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the West Virginia Fund: [To be inserted] [Dolling & Co., Wheeling, WV, owned approximately 6,079,939 Shares (92.18%).]



Trustee Compensation

Name and Position                            Aggregate                        Total Compensation Paid
With Trust                                 Compensation                         From Fund Complex+
                                               From
                                              Trust1#
--------------------------------------- -------------------- ----------------------------------------------------------
John F. Donahue*@                               $0           $0 for the Trust and 54 other
Chairman and Trustee                                         investment companies in the Fund Complex
Thomas G. Bigley                             $1,416.84       $113,860.22 for the Trust and 54 other
Trustee                                                      investment companies in the Fund Complex
John T. Conroy, Jr.                          $1,558.76       $125,264.48 for the Trust and 54 other
Trustee                                                      investment companies in the Fund Complex
Nicholas P. Constantakis                     $1,416.84       $47,958.02 for the Trust and 29 other
Trustee                                                      investment companies in the Fund Complex
John F. Cunningham**                            $0           $0 for the Trust and 46 other
Trustee                                                      investment companies in the Fund Complex
Lawrence D. Ellis, M.D.*                     $1,416.84       $113,860.22 for the Trust and 54 other
Trustee                                                      investment companies in the Fund Complex
Edward C. Gonzales *                            $0           $0 for the Trust and 1 other investment
President, Treasurer and Trustee                             company in the Fund Complex
Peter E. Madden                              $1,416.84       $113,860.22 for the Trust and 54 other
Trustee                                                      investment companies in the Fund Complex
Charles F. Mansfield, Jr.**                     $0           $0 for the Trust and 50 other
Trustee                                                      investment companies in the Fund Complex
John E. Murray, Jr., J.D., S.J.D. @          $1,416.84       $113,860.22 for the Trust and 54 other
Trustee                                                      investment companies in the Fund Complex
Marjorie P. Smuts                            $1,416.84       $113,860.22 for the Trust and 54 other
Trustee                                                      investment companies in the Fund Complex
John S. Walsh**                                 $0           $0 for the Trust and 48 other
Trustee                                                      investment companies in the Fund Complex

1 Information is furnished for the fiscal year ended January 31, 1999.

# The aggregate compensation is provided for the Trust, which is comprised of four portfolios.

+ The information is provided for the last calendar year.

* The Trustee is deemed to be an "interested person" as defined in the 1940 Act.

@ Member of the Executive Committee.

** Messrs. Cunningham, Mansfield and Walsh became members of the Board of Trustees on January 1, 1999. They did not receive any fees from the Fund Complex as of the last calendar year.

         During the fiscal year ended January 31, 1999, there were four meetings of the Board of Trustees. The interested Trustees, other than Dr. Ellis, do not receive fees from the Trust. Dr. Ellis is an interested person by reason of the employment of his son-in-law by Federated Securities Corp. All Trustees were reimbursed for expenses for attendance at Board of Trustees meetings.

         The Executive Committee of the Board of Trustees handles the responsibilities of the Board between meetings of the Board. Other than its Executive Committee, the Trust has one Board committee, the Audit Committee. Generally, the function of the Audit Committee is to assist the Board of Trustees in fulfilling its duties relating to the Trust's accounting and financial reporting practices and to serve as a direct line of communication between the Board of Trustees and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Trust's procedures for internal auditing, and reviewing the Trust's system of internal accounting controls.

         For the most recently completed fiscal year, Messrs. Conroy, Madden and Murray served on the Audit Committee. These Trustees are not interested Trustees of the Trust. During the fiscal year ended January 31, 1999, there were four meetings of the Audit Committee. All of the members of the Audit Committee were present for each meeting. Each member of the Audit Committee receives an annual fee of $100 plus $25 for attendance at each meeting and is reimbursed for expenses of attendance.

Officers and Incumbent Trustees of the Trust

         The executive officers of the Trust are elected annually by the Board of Trustees. Each officer holds the office until qualification of his successor. The names and birth dates of the executive officers of the Trust, as well as of the incumbent Trustees who have previously been elected by shareholders, and their principal occupations during the last five years, are set forth below:

John F. Donahue
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA

Birth date:  July 28, 1924

Chairman and Trustee

Date Became an Officer and a Trustee:  February 29, 1996

Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling and Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Trust and Nominee for Trustee.

Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA

Birth date: February 3, 1934

Trustee

Date Became a Trustee:  February 29, 1996

Director or Trustee of the Federated Fund Complex; Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, Robroy Industries, Inc. (coated steel conduits/computer storage equipment); formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc. (physician practice management); Director, Member of Executive Committee, University of Pittsburgh.

John T. Conroy, Jr.
Wood/Commercial Dept.
John R. Wood Associates, Inc. Realtors
3255 Tamiami Trail North
Naples, FL

Birth date: June 23, 1937

Trustee

Date Became a Trustee:  February 29, 1996

Director or Trustee of the Federated Fund Complex; President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly: President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Lawrence D. Ellis, M.D.
3471 Fifth Avenue
Suite 1111
Pittsburgh, PA

Birth date: October 11, 1932

Trustee

Date Became a Trustee:  February 29, 1996

Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center-Downtown; Hematologist, Oncologist, and Internist, University of Pittsburgh Medical Center; Member, National Board of Trustees, Leukemia Society of America.

Edward C. Gonzales
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA

Birth date: October 22, 1930

President, Treasurer and Trustee

Date Became an Officer and [a] Trustee:  February 29, 1996

Trustee or Director of some of the Funds in the Federated Fund Complex; President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Vice President, Federated Investment Management Company, Federated Investment Counseling, Federated Global Investment Management Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company.

Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birth date: March 16, 1942

Trustee

Date Became a Trustee:  February 29, 1996

Director or Trustee of the Federated Fund Complex; formerly: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation. Previous Positions: Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA

Birth date:  December 20, 1932

Trustee

Date Became a Trustee:  February 29, 1996

Director or Trustee of the Federated Fund Complex; President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director, Michael Baker Corp. (engineering, construction, operations, and technical services). Previous Positions: Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA

Birth date: June 21, 1935

Trustee

Date Became a Trustee:  February 29, 1996

Director    or    Trustee    of   the    Federated    Fund    Complex;    Public
Relations/Marketing/Conference    Planning.    Previous   Positions:    National
Spokesperson, Aluminum Company of America; television producer; business owner.

J. Christopher Donahue
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA

Birth date: April 11, 1949

Executive Vice President

Date Became an Officer:  February 29, 1996

President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, CEO [Chief Executive Officer] and Director, Federated Investors, Inc.; President and Trustee, Federated Investment Management Company; President and Trustee, Federated Investment Counseling; President and Director, Federated Global Investment Management Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Trust.

John W. McGonigle
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA

Birth date: October 26, 1938

Executive Vice President and Secretary

Date Became an Officer:  February 29, 1996

Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary, and Director, Federated Investors, Inc.; Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp.; Director, Federated Services Company; Director, Federated Securities Corp.

Richard B. Fisher
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA

Birth date: May 17, 1923

Vice President

Date Became an Officer:  February 29, 1996

President or Vice President of some of the Funds in the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Chairman and Director, Federated Securities Corp.

C. Christine Thompson
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA

Birth date:  September 1, 1957

Vice President

Date Became an Officer:  February 29, 1996

Vice President and Assistant Treasurer of some of the Funds in the Federated Fund Complex.

         None of the officers of the Trust received salaries from the Trust during the fiscal year ended January 31, 1999.

         OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

         The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to WesMark Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000 [7010], so that they are received within a reasonable time before any such meeting.

         No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Trust.


    SHAREHOLDERS         ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED
                         PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE,
                         WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

                                              By Order of the Board of Trustees,


                                                               John W. McGonigle
                                                                       Secretary
November 12 [17], 1999

                                  WESMARK FUNDS

                              WesMark Balanced Fund
                                WesMark Bond Fund
                               WesMark Growth Fund
                    WesMark West Virginia Municipal Bond Fund


Investment Adviser
WESBANCO BANK WHEELING
One Bank Plaza
Wheeling, West Virginia  26003


Distributor
EDGEWOOD SERVICES, INC.
Clearing Operations
P.O. Box 897
Pittsburgh, Pennsylvania 15230-0897


Administrator
FEDERATED SERVICES COMPANY
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779


[Cusip 951025105
Cusip 951025204
Cusip 951025303
Cusip 951025402
G01970-21]

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of WesMark Balanced Fund (the "Fund"), a portfolio of WesMark Funds (the "Trust"), hereby appoint Patricia F. Conner, Gail Cagney, [Lance Carr,] William Haas, Suzanne W. Land and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on December 17, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF WESMARK FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Trustees of the Trust

                                    FOR                                [   ]

Proposal 1 To elect Nicholas P. Constantakis, John F. Cunningham, J. Christopher
     Donahue,  Charles F.  Mansfield,  Jr. and John S. Walsh as  Trustees of the
     Trust

                                    FOR                                [   ]
                                    WITHHOLD AUTHORITY
                                    TO VOTE                            [   ]
                                    VOTE FOR ALL EXCEPT                [   ]
                               If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

Proposal 2 To make changes to the Fund's fundamental investment policies:

2(a) To amend the Fund's fundamental investment policy regarding borrowing money and issuing senior securities

                                    FOR                                [   ]
                                    AGAINST                            [   ]
                                    ABSTAIN                            [   ]

2(b) To amend the Fund's fundamental investment policy regarding investments in real estate

                                    FOR                                [   ]
                                    AGAINST                            [   ]
                                    ABSTAIN                            [   ]

2(c) To amend the Fund's fundamental investment policy regarding investments in commodities


                                    FOR                                [   ]
                                    AGAINST                            [   ]
                                    ABSTAIN                            [   ]

2(d) To amend the Fund's fundamental investment policy regarding underwriting securities

                                    FOR                                [   ]
                                    AGAINST                            [   ]
                                    ABSTAIN                            [   ]

2(e) To amend the Fund's fundamental investment policy regarding lending by the Fund

                                    FOR                                [   ]
                                    AGAINST                            [   ]
                                    ABSTAIN                            [   ]

         2(f) To amend the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry
                                    FOR                                [   ]
                                    AGAINST                            [   ]
                                    ABSTAIN                            [   ]

         2(g) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin
                                    FOR                                [   ]
                                    AGAINST                            [   ]
                                    ABSTAIN                            [   ]

Proposal 3 To eliminate the Fund's fundamental investment policy on selling securities short


                                              YOUR VOTE IS
                                              IMPORTANT Please
                                              complete, sign and
                                              return this card
                                              as soon as
                                              possible.



                                              Dated


                                              Signature


                                              Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

You may also vote your shares by touchtone phone by calling 1-800-690-6903or through the Internet at www.proxyvote.com

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of WesMark Bond Fund (the "Fund"), a portfolio of WesMark Funds (the "Trust"), hereby appoint Patricia F. Conner, Gail Cagney, [Lance Carr,] William Haas, Suzanne W. Land and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on December 17, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF WESMARK FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Trustees of the Trust

                                    FOR                                [   ]

Proposal 1 To elect Nicholas P. Constantakis, John F. Cunningham, J. Christopher
     Donahue,  Charles F.  Mansfield,  Jr. and John S. Walsh as  Trustees of the
     Trust

                                    FOR                                [   ]
                                    WITHHOLD AUTHORITY
                                    TO VOTE                            [   ]
                                    VOTE FOR ALL EXCEPT                [   ]
                               If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

Proposal 2 To make changes to the Fund's fundamental investment policies:

         2(a) To amend the Fund's fundamental investment policy regarding borrowing money and issuing senior securities
                                    FOR                                [   ]
                                    AGAINST                            [   ]
                                    ABSTAIN                            [   ]

2(b) To amend the Fund's fundamental investment policy regarding investments in real estate

                                    FOR                                [   ]
                                    AGAINST                            [   ]
                                    ABSTAIN                            [   ]

2(c) To amend the Fund's fundamental investment policy regarding investments in commodities

                                    FOR                                [   ]
                                    AGAINST                            [   ]
                                    ABSTAIN                            [   ]

2(d) To amend the Fund's fundamental investment policy regarding underwriting securities

                                    FOR                                [   ]
                                    AGAINST                            [   ]
                                    ABSTAIN                            [   ]

2(e) To amend the Fund's fundamental investment policy regarding lending by the Fund

                                    FOR                                [   ]
                                    AGAINST                            [   ]
                                    ABSTAIN                            [   ]

         2(f) To amend the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry
                                    FOR                                [   ]
                                    AGAINST                            [   ]
                                    ABSTAIN                            [   ]

         2(g) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin
                                    FOR                                [   ]
                                    AGAINST                            [   ]
                                    ABSTAIN                            [   ]

Proposal 3 To eliminate the Fund's fundamental investment policy on selling securities short

                                    FOR                                [   ]
                                    AGAINST                            [   ]
                                    ABSTAIN                            [   ]

                                           YOUR VOTE IS
                                           IMPORTANT Please
                                           complete, sign and
                                           return this card
                                           as soon as
                                           possible.



                                           Dated


                                           Signature


                                           Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

       You                                       may also vote your shares by
                                                 touchtone phone by calling
                                                 1-800-690-6903or through the
                                                 Internet at www.proxyvote.com

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of WesMark Growth Fund (the "Fund"), a portfolio of WesMark Funds (the "Trust"), hereby appoint Patricia F. Conner, Gail Cagney, [Lance Carr,] William Haas, Suzanne W. Land and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on December 17, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF WESMARK FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Trustees of the Trust

                                    FOR                                [   ]

Proposal 1 To elect Nicholas P. Constantakis, John F. Cunningham, J. Christopher
     Donahue,  Charles F.  Mansfield,  Jr. and John S. Walsh as  Trustees of the
     Trust

                                    FOR                                [   ]
                                    WITHHOLD AUTHORITY
                                    TO VOTE                            [   ]
                                    VOTE FOR ALL EXCEPT                [   ]
                               If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

Proposal 2 To make changes to the Fund's fundamental investment policies:

         2(a) To amend the Fund's fundamental investment policy regarding borrowing money and issuing senior securities
                                    FOR                                [   ]
                                    AGAINST                            [   ]
                                    ABSTAIN                            [   ]

         2(b)     To amend the Fund's fundamental investment policy regarding investments in real estate
                                    FOR                                [   ]
                                    AGAINST                            [   ]
                                    ABSTAIN                            [   ]

         2(c)     To amend the Fund's fundamental investment policy regarding investments in commodities
                                    FOR                                [   ]
                                    AGAINST                            [   ]
                                    ABSTAIN                            [   ]

         2(d)     To amend the Fund's fundamental investment policy regarding underwriting securities
                                    FOR                                [   ]
                                    AGAINST                            [   ]
                                    ABSTAIN                            [   ]

         2(e)     To amend the Fund's fundamental investment policy regarding lending by the Fund
                                    FOR                                [   ]
                                    AGAINST                            [   ]
                                    ABSTAIN                            [   ]

         2(f) To amend the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry
                                    FOR                                [   ]
                                    AGAINST                            [   ]
                                    ABSTAIN                            [   ]

         2(g) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin
                                    FOR                                [   ]
                                    AGAINST                            [   ]
                                    ABSTAIN                            [   ]

Proposal 3        To eliminate the Fund's fundamental investment policy on
selling securities short
                                    FOR                                [   ]
                                    AGAINST                            [   ]
                                    ABSTAIN                            [   ]


                                                    YOUR VOTE IS
                                                    IMPORTANT Please
                                                    complete, sign and
                                                    return this card
                                                    as soon as
                                                    possible.



                                                    Dated


                                                    Signature


                                                    Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

       You                                       may also vote your shares by
                                                 touchtone phone by calling
                                                 1-800-690-6903or through the
                                                 Internet at www.proxyvote.com

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of WesMark West Virginia Municipal Bond Fund (the "Fund"), a portfolio of WesMark Funds (the "Trust"), hereby appoint Patricia F. Conner, Gail Cagney, [Lance Carr,] William Haas, Suzanne W. Land and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on December 17, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF WESMARK FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Trustees of the Trust

                                    FOR                                [   ]

Proposal 1 To elect Nicholas P. Constantakis, John F. Cunningham, J. Christopher
     Donahue,  Charles F.  Mansfield,  Jr. and John S. Walsh as  Trustees of the
     Trust

                                    FOR                                [   ]
                                    WITHHOLD AUTHORITY
                                    TO VOTE                            [   ]
                                    VOTE FOR ALL EXCEPT                [   ]
                               If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

Proposal 2 To make changes to the Fund's fundamental investment policies:

         2(a) To amend the Fund's fundamental investment policy regarding borrowing money and issuing senior securities
                                    FOR                                [   ]
                                    AGAINST                            [   ]
                                    ABSTAIN                            [   ]

         2(b)     To amend the Fund's fundamental investment policy regarding investments in real estate
                                    FOR                                [   ]
                                    AGAINST                            [   ]
                                    ABSTAIN                            [   ]

         2(c)     To amend the Fund's fundamental investment policy regarding investments in commodities
                                    FOR                                [   ]
                                    AGAINST                            [   ]
                                    ABSTAIN                            [   ]

         2(d)     To amend the Fund's fundamental investment policy regarding underwriting securities
                                    FOR                                [   ]
                                    AGAINST                            [   ]
                                    ABSTAIN                            [   ]

         2(e)     To amend the Fund's fundamental investment policy regarding lending by the Fund
                                    FOR                                [   ]
                                    AGAINST                            [   ]
                                    ABSTAIN                            [   ]

         2(f) To amend the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry
                                    FOR                                [   ]
                                    AGAINST                            [   ]
                                    ABSTAIN                            [   ]

         2(g) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin
                                    FOR                                [   ]
                                    AGAINST                            [   ]
                                    ABSTAIN                            [   ]

Proposal 3        To eliminate the Fund's fundamental investment policy on
selling securities short
                                    FOR                                [   ]
                                    AGAINST                            [   ]
                                    ABSTAIN                            [   ]


                                           YOUR VOTE IS
                                           IMPORTANT Please
                                           complete, sign and
                                           return this card
                                           as soon as
                                           possible.



                                           Dated


                                           Signature


                                           Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

You may also vote your shares by touch-tone phone by calling 1-800-690-6903 or through the Internet at www.proxyvote.com